                                                                  Exhibit 10.1.1
                                                              Loan No. ML 0883T1

                                FIRST SUPPLEMENT
                          TO THE MASTER LOAN AGREEMENT

     THIS FIRST SUPPLEMENT (this "First Supplement") to the Master Loan Agreement dated as of June 29, 2001 (as the same may be amended, modified, supplemented, extended or restated from time to time, the "MLA"), dated as of June 29, 2001, is made by and between CoBANK, ACB ("CoBank") and GLOBE TELECOMMUNICATIONS, INC., INTERSTATE TELEPHONE COMPANY and VALLEY TELEPHONE CO., INC. (collectively, the "Borrowers").

     SECTION 1. The Loan Commitment. On the terms and conditions set forth in the MLA and this First Supplement, CoBank agrees to make a loan to the Borrowers (the "Loan"), by means of one or more advances in an amount not to exceed $40,000,000 (the "Commitment"). All of the Borrowers shall be jointly and severally liable for the Loan, however incurred. References to the Borrowers with respect to the Loan or any portion thereof shall mean each Borrower on a joint and several basis. Under the Commitment, amounts borrowed and later repaid may not be reborrowed. The Commitment shall expire at 12:00 noon Eastern time on June 29, 2002, or on such later date as CoBank may, in its sole discretion, authorize in writing (the "Termination Date").

     SECTION 2. Purpose. The proceeds of the Loan shall be used (i) by Valley, subject to the conditions set forth in Section 8(E) of the MLA hereof, to purchase, from time to time, the Notes, (ii) to finance capital expenditures, working capital and general corporate purposes of the Borrowers and (iii) to pay the expenses and fees incurred by the Borrowers in connection with the closing of the Loan. The Borrowers agree that the proceeds of the Loan shall be used only for the purposes set forth in this Section 2.

     SECTION 3. Availability. Subject to Section 2 of the MLA, Section 9 hereof and the conditions set forth in the MLA, advances will be made prior to the Termination Date as provided in Section 1 of the MLA on a date selected by the Borrower (the "Funding Date").

     SECTION 4.  Fees.

         (A) Origination and Structuring Fee. In consideration of the Commitment, the Borrowers agree to pay to CoBank a loan structuring fee in the amount of $100,000 and a loan origination fee in the amount of $200,000. $25,000 of the loan structuring fee has been previously paid to CoBank and the remaining $75,000 shall be due and payable upon execution and delivery of this First Supplement. The entire amount of the loan origination fee shall be due and payable upon the earlier to occur of (i) 60 days hereafter and (ii) the satisfaction of all conditions precedent to an advance hereunder.

         (B) Commitment Fee. The Borrowers shall pay to CoBank a commitment fee on the average daily unused portion of the Commitment at a rate of 0.375% per annum

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


(calculated on a 360-day basis), payable quarterly in arrears on the 20th day of each January, April, July and October, commencing October 20, 2001; provided, however, that the last such payment shall be due and payable on the Termination Date.

     SECTION 5.  Interest.

         (A) Rate Options; Etc. The unpaid principal balance of each advance under the Loan shall accrue interest at the rate or rates determined or selected by the Borrowers in accordance with this Section 5(A).

              (1) Variable Rate Option. As to the portion of the unpaid principal balance of the Loan selected by the Borrowers (such portion, and each portion selected pursuant to Section 5(A)(2) and Section 5(A)(3) below, is hereinafter referred to as a "Portion" of the Loan), interest shall accrue pursuant to this variable rate option at a variable annual interest rate (the "Variable Rate") equal at all times to the rate established by CoBank on the first Business Day of each week. The rate of interest so established by CoBank may not exceed CoBank's National Variable Rate (as hereinafter defined) in effect on the date so established and shall be effective from and including the first Business Day of each week to and excluding the first Business Day of the next week. Any change in the National Variable Rate shall be effective on the date established by CoBank, and CoBank shall notify the Borrowers promptly after any such change. The term "National Variable Rate" shall mean the rate of interest established by CoBank from time to time as its National Variable Rate. The National Variable Rate is intended by CoBank to be a reference rate, and CoBank may charge other borrowers rates at, above, or below that rate.

              (2) LIBOR Option. As to any Portion or Portions of the Loan selected by the Borrowers, in minimum amounts of $100,000, interest shall accrue pursuant to this LIBOR Option at a fixed rate per annum equal to LIBOR (as hereinafter defined) plus the LIBOR Margin applicable on the
                                    ----
     first day of the applicable Interest Period (as hereinafter defined) or applicable from time to time as otherwise provided herein. Under this option: (i) rates may be fixed for Interest Periods (as hereinafter defined) of 1, 2, 3, or 6 months, as selected by the Borrowers; and (ii) rates may only be fixed on a Banking Day (as hereinafter defined) or, at the option of the Borrowers, on two (2) Banking Days' prior notice. "LIBOR" shall mean the rate indicated by Telerate at Page 3750 (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Borrowers elect to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Borrowers. "Banking Day" shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England. "Interest Period" shall mean the time period chosen by the Borrowers during which the chosen fixed rate is to apply to a Portion of the Loan, which period commences on the day the Borrowers elect to fix a rate under this Section 5(A)(2) or under Section 5(A)(3) (or, at the option of the Borrowers, two (2)

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


     Banking Days later). The Interest Period for Portions accruing interest at the LIBOR Option rate shall be 1, 2, 3 or 6 months, as selected by the Borrowers, and the Interest Period shall end on the day in the next calendar month or in the month that is 2, 3, or 6 months thereafter which corresponds numerically with the day the Interest Period commences; provided, however, that: (a) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (b) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month. In the event Telerate ceases to provide such quotations or materially changes the form or substance of such quotations (as determined by CoBank), then CoBank will notify the Borrower and the parties hereto will agree upon a substitute basis for obtaining such quotations.

"LIBOR Margin" shall mean, for each Calculation Period, the applicable per annum percentage set forth in the pricing table below opposite the Total Leverage Ratio of the Borrowers, measured on a consolidated basis:


Total Leverage Ratio:                                LIBOR Margin:
---------------------                                -------------
Greater than or equal to 4.00:1 less than 5.00:1          3.00%

Greater than or equal to 3.00:1 less than 4.00:1          2.50%

Greater than or equal to 2.00:1 less than 3.00:1          2.00%

               less than 2.00:1                           1.50%

"Calculation Period" shall mean each period commencing on each Adjustment Date and ending on the day preceding each subsequent Adjustment Date. "Adjustment Date" shall mean each date which is the fifth Business Day after receipt by CoBank of (i) each Compliance Certificate delivered by the Borrowers pursuant to
Section 7(H)(8) of the MLA and (ii) if a decrease in the LIBOR Margin is warranted, a written notice from the Borrowers to decrease such margin.

               (3) Quoted Rate Option. As to any Portion or Portions of the Loan selected by the Borrowers, interest shall accrue pursuant to this quoted rate option at a fixed annual interest rate (the "Quoted Rate") to be quoted by CoBank in its sole and absolute discretion. Under this option, the interest rate on any Portion of the Loan, in minimum amounts of $100,000, may be fixed for such Interest Periods as may be agreeable to CoBank in its sole discretion in each instance; provided, however, that
                                                     --------  -------
     such Interest Period shall not extend beyond the Maturity Date (as hereinafter defined) and such Interest Period may only expire on a Business Day.

               (4) Selection And Changes of Rates. The Borrowers shall select the rate option applicable to the Loan on the date the Loan is advanced. Thereafter, with respect to the Portion of the Loan accruing interest at the Variable Rate, the Borrowers may, on any Business Day subject to
     Section 5(A)(3) above, elect to have a Quoted Rate apply to all or a part of such Portion in the minimum amounts provided above, and on

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


     any Banking Day, subject to Section 5(A)(2), elect to have a LIBOR Option rate apply to all or a part of such Portion in the minimum amounts provided above. In addition, with respect to all or a part of any Portion of the Loan accruing interest pursuant to the Quoted Rate or LIBOR Option rate, the Borrowers may, subject to Sections 5(A)(2) and 5(A)(3) above, on the last day of the Interest Period for such Portion, elect to fix the interest rate accruing on all or a part of such Portion for an Interest Period pursuant the Quoted Rate or the LIBOR Option rate. In the absence of any such election, interest shall automatically accrue on such Portion of the Loan at the Variable Rate. From time to time the Borrowers may elect, on any Business Day prior to the expiration of the Interest Period for any Portion of the Loan accruing interest pursuant to the Quoted Rate or the LIBOR Option rate, and upon payment of a Surcharge or a LIBOR Surcharge, as applicable (each as defined in, and calculated pursuant to, Section 6 hereof) to convert all, but not part, of such Portion of the Loan so that it accrues interest at the Variable Rate or any combination of the Variable Rate and the fixed rate options described in Sections 5(A)(2) and 5(A)(3) hereof in accordance with the terms thereof. Notwithstanding any other provision hereof to the contrary, the Borrowers may have outstanding at any time not more than an aggregate of five (5) separate Portions. Except for the initial selection, all interest rate selections provided for herein shall be made by telephonic or written request of an authorized employee of the Borrowers by 12:00 noon, Eastern time, on the relevant day. In taking actions upon telephonic requests, CoBank shall be entitled to rely on (and shall incur no liability to the Borrowers in acting upon) any request made by a person identifying himself or herself as one of the persons authorized by the Borrowers to select interest rates hereunder.

               Upon the occurrence and during the continuance of an Event of Default, as the Interest Periods for Portions of the Loan accruing interest at a Quoted Rate or a LIBOR Option rate expire, at CoBank's option, such Portions of the Loan shall be converted to the Variable Rate option and the Quoted Rate and the LIBOR Option rate will not be available to the Borrowers until all Events of Default are no longer continuing.

               (5) Accrual of Interest. Interest shall accrue pursuant to the Quoted Rate option or the LIBOR Option rate selected by the Borrowers from and including the first day of the applicable Interest Period to but excluding the last day of such Interest Period. If the Borrowers elect to refix the interest rate on any Portion of the Loan accruing interest at the Quoted Rate or the LIBOR Option rate pursuant to Section 5(A)(4) above, the first day of the new Interest Period shall be the last day of the preceding Interest Period. In the absence of any such election, interest shall accrue on such Portion at the Variable Rate from and including the last day of such Interest Period. If the Borrowers elect to convert from either of the fixed rate options described in Sections 5(A)(2) or 5(A)(3) hereof to the Variable Rate or another fixed rate option pursuant to Section 5(A)(4) upon payment of the Surcharge or LIBOR Surcharge as provided in Section 5(A)(4) above, interest at the applicable fixed rate shall accrue through the day before such conversion and either (i) the first day of any new Interest

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1

     Period shall be the date of such conversion, or (ii) interest at the Variable Rate shall accrue on the Portion of the Loan so converted from and including the date of conversion.

         (B) Payment and Calculation. Interest shall be payable quarterly in arrears by the twentieth (20th) day of the month following the end of each calendar quarter. Interest shall be calculated on the actual number of days the Loan is outstanding on the basis of a year consisting of 360 days. In calculating accrued interest, the date the advance under the Loan is made shall be included and the date any principal amount of the Loan is repaid or prepaid shall be excluded as to such amount.

     SECTION 6. Prepayment and Surcharge. The Borrowers may, on one Business Day's prior written notice, prepay in full or in part any Portion of the Loan accruing interest at a Variable Rate and, may, on two Business Days' prior written notice, prepay in full or in part any Portion of the Loan accruing interest at either of the fixed rate options described in Sections 5(A)(2) or 5(A)(3). Notwithstanding the foregoing, the Borrowers' right to prepay any amount accruing interest at a Quoted Rate (whether such payment is made voluntarily, as a result of an acceleration, or otherwise) shall be conditioned upon the payment of a prepayment Surcharge as defined and calculated below and the Borrowers right to prepay any amount accruing interest at a LIBOR Option rate (whether such payment is made voluntarily, as a result of an acceleration or otherwise) shall be conditioned upon the payment of a LIBOR Surcharge as defined and calculated below. Unless otherwise agreed, all prepayments will be applied to principal installments on a pro rata basis and to such Portions of the Loan as CoBank shall specify. For purposes of calculating the Surcharge and LIBOR Surcharge provided for in this Section 6, early conversion of a Portion of the Loan accruing interest pursuant to a Quoted Rate or a LIBOR Option rate so that it accrues interest at a different rate pursuant to Section 5(A)(4) shall be deemed a prepayment in full of that portion of the Loan. Upon any such early conversion or any prepayment of any Portion of the Loan accruing interest pursuant to a Quoted Rate, and as a condition to any voluntary prepayment, the Borrowers shall pay to CoBank, on the date of such prepayment or early conversion, a surcharge ("Surcharge") in an amount equal to the sum of: (a) the present value of any funding losses incurred or imputed by CoBank to have been incurred as a result of such prepayment for the period such amount was scheduled to have been outstanding at such Quoted Rate; plus (b) 1/2 of 1 percent (0.50%) on the amount prepaid or converted. Upon any such early conversion or any prepayment of any Portion of the Loan accruing interest pursuant to the LIBOR Option rate, and as a condition to any voluntary prepayment, the Borrowers shall pay to CoBank, on the date of such prepayment or early conversion, a surcharge ("LIBOR Surcharge") in an amount equal to the present value of any funding losses incurred or imputed by CoBank to have been incurred as a result of such prepayment for the period such amount was scheduled to have been outstanding at such LIBOR Option rate. Such Surcharge and such LIBOR Surcharge shall be determined and calculated in accordance with methodology established by CoBank which shall be customary for the industry and consistent with CoBank's past practice for calculating such surcharge.

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


     SECTION 7.  Repayment of the Loan.

         (A) Scheduled Repayments. Commencing on July 20, 2002 and on the twentieth (20th) day of each October, January, April and July occurring thereafter, the Borrower shall repay the principal amount of the Loan in 36 consecutive payments equal to the amount of principal scheduled to be repaid on such date as set forth on Schedule 7(A) hereto, with the last such quarterly
                          -------------
principal payment installment due and payable on April 20, 2011 (the "Maturity Date"). If any repayment date is not a Business Day, then the principal repayment then due shall be paid on the next Business Day and shall continue to accrue interest until paid. If not sooner required to be repaid, all advances under the Loan and all other amounts due and owning hereunder and under the other Loan Documents relating to the Loan shall be due and payable on the Maturity Date.

         (B) Mandatory Repayments from Net Proceeds of Asset Dispositions. Within 180 days following receipt of the Net Proceeds (as hereafter defined), from any Asset Disposition (as hereinafter defined), the Borrowers shall repay the outstanding principal balance of the Loan in an amount equal to such Net Proceeds to the extent that such proceeds are not reinvested within such period in similar equipment or assets that are used or useful in the business of the Borrower. "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation, or otherwise of any or all of the assets of the Borrowers or any of their subsidiaries other than (i) sales of inventory in the ordinary course of business, (ii) dispositions of obsolete equipment not used or useful in the business of the Borrowers or any of their subsidiaries and (iii) sales of Investments permitted under Subsection 8(E) of the MLA for fair value. "Net Proceeds" means cash proceeds received by the Borrowers or any of their subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (i) the costs of such sale, lease, transfer or other disposition (including taxes attributable to such sale, lease, transfer or other disposition) and (ii) amounts applied to repayment of Indebtedness (other than Indebtedness outstanding hereunder) secured by a lien on the asset or property disposed and permitted under Section 8(A)(ii) of the MLA.

         (C) Application of Repayments; Related Interest and Surcharge
Payments. All repayments made pursuant to this Section 7 shall be applied to such Portions of the Loan as the Borrowers shall direct in writing and, in the absence of such direction, shall first be applied to the Portion of the Loan accruing interest pursuant to the Variable Rate option and then to such Portions of the Loan accruing interest at either of the fixed rate options as the Borrowers and CoBank shall agree. At the time of each mandatory repayment pursuant to this Section 7, the Borrowers shall pay all accrued and unpaid interest on the amount repaid, and any Surcharge or LIBOR Surcharge due pursuant to Section 7 in connection with such repayment.

     SECTION 8. Security. The Loan is secured by (i) that certain Stock Pledge Agreement, dated as of even date herewith, made by and between Globe Telecommunications, Inc. ("Globe") and CoBank (as the same may be amended, modified, supplemented, extended or

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


restated from time to time, the "Globe Pledge Agreement"), pursuant to which Globe has granted to CoBank a first-priority lien and security interest in all of its now owned or hereafter acquired capital stock or voting securities in ITC Globe, (ii) that certain Security Agreement, dated as of even date herewith, made by and between the Borrowers and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Borrowers Security Agreement"), pursuant to which the Borrowers have granted to CoBank a first-priority lien and security interest in substantially all of their now-owned and hereafter-acquired personal property, (iii) that certain Continuing Guaranty, dated as of even date herewith, made by ITC Globe for the benefit of CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the "ITC Globe Guaranty"), (iv) that certain Stock Pledge Agreement, dated as of even date herewith, made by and between Knology and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Knology Pledge Agreement"), pursuant to which Knology has granted to CoBank a first-priority lien and security interest in all of its now owned or hereafter acquired capital stock or voting securities in the Borrowers, and (v) that certain Deed to Secure Debt, made by Globe Telecommunications, Inc. in favor of CoBank and that certain Mortgage, made by Globe Telecommunications, Inc., in favor of CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, collectively the "Deeds to Secure Debt"), pursuant to which Globe Telecommunications, Inc. has granted to CoBank a first-priority lien and security interest in substantially all of its now-owned and hereafter-acquired real property.

     The ITC Globe Guaranty is secured by that certain Security Agreement, dated as of even date herewith, made by and between ITC Globe and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the "ITC Globe Security Agreements"), pursuant to which ITC Globe has granted to CoBank a first-priority lien and security interest in certain of its personal property.

     To the extent that Valley shall use the proceeds of the Loan for the purpose set forth in Section 2(i) hereof, the Loan shall be further secured by that certain Investment Account Pledge Agreement, made by and between Valley and CoBank and the Broker (as defined therein) (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Investment Account Pledge Agreement"), pursuant to which Valley has granted to CoBank a first-priority lien and security interest in the investment account in which the Notes are held, substantially in the form set forth on Exhibit 8(E) of the MLA.
                                                       ------------

     SECTION 9. Additional Conditions Precedent. In addition to the conditions precedent set forth in the MLA, CoBank's obligation to make an advance under the Loan shall be conditioned upon the satisfaction of each of the following conditions precedent:

         (A) No Material Adverse Change; Due Diligence. That from March 31, 2001, to the date of such advance, there shall not have occurred any event which has had or would be reasonably likely to have a Material Adverse Effect on the Borrowers, taken as a whole, and CoBank shall have been satisfied, in its sole discretion, of the results of any due diligence review made by CoBank or its agents or attorneys in connection with the Loan.

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


         (B) Representations and Warranties. That the representations and warranties of the Borrowers and any other party (except CoBank) contained in the MLA, this Supplement and the other Loan Documents are true and correct in all material respects on and as of the date of such advance, as though made on and as of such date.

         (C) Advance Certificate. That CoBank receive a certificate, in the form of Exhibit A attached hereto, dated as of the Funding Date, from an appropriate officer of each of the Borrowers as to, among other things, the continuing truth and accuracy of the representations and warranties of the Borrowers under the Loan Documents to which it is a party and the satisfaction of each of the conditions applicable to the making of the advance under the Loan.

         (D) Capital Contribution to CoBank. That the Borrowers have acquired non-voting participation certificates in CoBank in an initial amount of $1,000.

         (E) Other Information. That CoBank receive such other information regarding the condition, financial or otherwise, and operations of the Borrowers as CoBank shall reasonably request and such other certificates or documents as CoBank shall reasonably request.



                   [Signatures appear on the following page]

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


     IN WITNESS WHEREOF, the Borrowers have caused this First Supplement to be executed and delivered and attested under seal and CoBank has caused this First Supplement to be executed and delivered, each by their duly authorized officers as of the date first shown above.

CoBANK, ACB                         GLOBE TELECOMMUNICATIONS, INC.

By:                                 By:
   ---------------------------         ----------------------------
  Rick Freeman, Vice President      Name:
                                         --------------------------
                                         Title:
                                               --------------------
                                    Attest:
                                            -----------------------
                                         Name:
                                              ---------------------
                                         Title:
                                               --------------------
                                                  [CORPORATE SEAL]


                                    INTERSTATE TELEPHONE COMPANY

                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                         Title:
                                               --------------------
                                    Attest:
                                            -----------------------
                                         Name:
                                              ---------------------
                                         Title:
                                               --------------------
                                                  [CORPORATE SEAL]


                                    VALLEY TELEPHONE CO., INC.

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                          Title:
                                                --------------------
                                     Attest:
                                             -----------------------
                                          Name:
                                               ---------------------
                                          Title:
                                                --------------------
                                                   [CORPORATE SEAL]

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1

                                   EXHIBIT A

                              ADVANCE CERTIFICATE

     THIS CERTIFICATE is given by _______________, the _________________________
of each of GLOBE TELECOMMUNICATIONS, INC., INTERSTATE TELEPHONE COMPANY and VALLEY TELEPHONE CO., INC. (the "Borrowers"), pursuant to Section 5 of that certain Master Loan Agreement, dated as of June 29, 2001 (the "MLA"), and pursuant to Section 9(C) of that certain First Supplement to the Master Loan Agreement, dated as of June 29, 2001 (the "First Supplement"), by and between CoBank, ACB ("CoBank") and the Borrowers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the MLA and in the First Supplement.

     I hereby certify as follows:

     1. I am the ______________________ of each of the Borrowers and as such possess the knowledge and authority to certify to the matters herein set forth, and the matters herein set forth are true and accurate to the best of our present knowledge, information and belief after due inquiry;

     2. All representations and warranties of the Borrowers contained in the MLA and the other Loan Documents are true and correct in all material respects on and as of the date hereof;

     3. No Potential Default or Event of Default exists as of the date hereof or will result from the making of the advance with respect to which this Certificate is delivered; and

     4.  Each of the conditions specified in Section 5 of the MLA, and in
Section 9 of the First Supplement, required to be satisfied on or prior to the date of the making of the advance under the Loan has been fulfilled as of the date hereof.

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1


     IN WITNESS WHEREOF, I have executed in my corporate, not individual capacity, this Certificate as of ________, 2001.

                              GLOBE TELECOMMUNICATIONS, INC.

                              By:
                                  -------------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                        -------------------------------

                              INTERSTATE TELEPHONE COMPANY

                              By:
                                  -------------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                        -------------------------------

                              VALLEY TELEPHONE CO., INC.

                               By:
                                  -------------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                        -------------------------------

First Supplement/Globe/Interstate/Valley
Loan No. ML0883T1

                                 Schedule 7(A)
                             AMORTIZATION SCHEDULE


Principal Payment Date                            Amount
----------------------                         -------------
July 20, 2002                                 $   787,984
October 20, 2002                                  802,759
January 20, 2003                                  817,811
April 20, 2003                                    833,145
July 20, 2003                                     848,766
October 20, 2003                                  864,680
January 20, 2004                                  880,893
April 20, 2004                                    897,410
July 20, 2004                                     914,236
October 20, 2004                                  931,378
January 20, 2005                                  948,842
April 20, 2005                                    966,632
July 20, 2005                                     984,757
October 20, 2005                                1,003,221
January 20, 2006                                1,022,031
April 20, 2006                                  1,041,194
July 20, 2006                                   1,060,717
October 20, 2006                                1,080,605
January 20, 2007                                1,100,867
April 20, 2007                                  1,121,508
July 20, 2007                                   1,142,536
October 20, 2007                                1,163,959
January 20, 2008                                1,185,783
April 20, 2008                                  1,208,016
July 20, 2008                                   1,230,667
October 20, 2008                                1,253,742
January 20, 2009                                1,277,249
April 20, 2009                                  1,301,198
July 20, 2009                                   1,325,595
October 20, 2009                                1,350,450
January 20, 2010                                1,375,771
April 20, 2010                                  1,401,567
July 20, 2010                                   1,427,846
October 20, 2010                                1,454,618
January 20, 2011                                1,481,892
April 20, 2011                                  1,509,675
                                              -----------
Total                                         $40,000,000